                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 31st day of January, 1996.






                              /s/ Michael E. Batten     SEAL
                              -------------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 16th day of January, 1996.






                              /s/ Robert C. Buchanan   SEAL
                              ------------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 7th day of February, 1996.






                              /s/ George M. Chester    SEAL
                              ------------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 15th day of January, 1996.






                              /s/ Roger H. Derusha    SEAL
                              -----------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 16th day of January, 1996.






                              /s/ James L. Forbes    SEAL
                              ----------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 15th day of January, 1996.






                              /s/ John H. Hendee, Jr.     SEAL
                              ---------------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 15th day of January, 1996.






                              /s/ Holmes Foster    SEAL
                              --------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 23rd day of January, 1996.






                              /s/ Jerry M. Hiegel    SEAL
                              ----------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 16th day of January, 1996.






                              /s/ Joe Hladky      SEAL
                              -------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 23rd day of January, 1996.






                              /s/ C. Paul Johnson    SEAL
                              ----------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 22nd day of January, 1996.






                              /s/ James H. Keyes    SEAL
                              ---------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 17th day of January, 1996.






                              /s/ Sheldon B. Lubar   SEAL
                              ----------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 16th day of January, 1996.






                              /s/ Daniel F. McKeithan, Jr.   SEAL
                              ------------------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 16th day of January, 1996.






                              /s/ George W. Mead II    SEAL
                              ------------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 15th day of January, 1996.






                              /s/ Guy A. Osborn    SEAL
                              --------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 17th day of January, 1996.






                              /s/ Judith D. Pyle    SEAL
                              ---------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 29th day of January, 1996.






                              /s/ William H. Risch    SEAL
                              -----------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 20th day of January, 1996.






                                   /s/ Dr. Clifford V. Smith, Jr.   SEAL
                                   --------------------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 2nd day of February, 1996.






                              /s/ William W. Wirtz    SEAL
                              -----------------------